Attachment A To Letter Agreement No. WJE-PA-05130-LA-2103908R2 [***] Exhibit 10.75 Airframe Model/MTOW: [***] [***] Configuration Specification: [***] [***] 2Q21 External Fcst Engine Model/Thrust: [***] [***] Airframe Price Base Year/Escalation Formula: [***] [***] Airframe Price: [***] Engine Price Base Year/Escalation Formula: Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] [***] [***] Deposit per Aircraft: [***] [***] [***] [***] [***] [***] [***] [***] Delivery Number of [***] [***] [***] [***] [***] [***] [***] Date Aircraft [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. WJE-PA-05130_SA-3 121450-1F, 123588.txt Boeing Proprietary Page 1

Attachment A To Letter Agreement No. WJE-PA-05130-LA-2103908R2 [***] [***] [***] [***] [***] [***] [***] [***] Delivery Number of [***] [***] [***] [***] [***] [***] [***] Date Aircraft [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] WJE-PA-05130_SA-3 121450-1F, 123588.txt Boeing Proprietary Page 2

Attachment A To Letter Agreement No. WJE-PA-05130-LA-2103908R2 [***] [***] [***] [***] [***] [***] [***] [***] Delivery Number of [***] [***] [***] [***] [***] [***] [***] Date Aircraft [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: [***] WJE-PA-05130_SA-3 121450-1F, 123588.txt Boeing Proprietary Page 3